Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Mitra Hormozi Director    January 26, 2021
Mitra Hormozi

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Martin P. Klein Director    January 29, 2021
Martin P. Klein

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Grant Kvalheim Director    January 22, 2021
Grant Kvalheim

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Lawrence J. Ruisi Director    January 29, 2021
Lawrence J. Ruisi

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Francis P. Sabatini Director    January 23, 2021
Francis P. Sabatini

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Hope S. Taitz Director    January 26, 2021
Hope S. Taitz

Exhibit 24

POWER OF ATTORNEY
Athene Annuity and Life Company
I hereby constitute and appoint Blaine T. Doerrfeld or Christian G. Jefferson as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign any and all documents to be filed under the registration statements for the Athene® Amplify 2.0 Single Purchase Payment Index- Linked Deferred Annuity Contract and the Athene® Amplify 2.0 NF Single Purchase Payment Index-Linked Deferred Annuity Contract, or such other names as may be used for such index-
linked deferred annuity contracts, to be filed with the Securities and Exchange Commission by Athene Annuity and Life Company pursuant to the Securities Act of 1933, as amended, by means of the Securities and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise, and to file any amendments thereto and all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney.

Signature    Title    Date

/s/ Christopher R. Welp Director    January 22, 2021
Christopher R. Welp